Exhibit 10.6

JOINDER BY AND AGREEMENT OF GUARANTOR

HOSPITALITY INVESTORS TRUST, INC. (formerly known as American Realty Capital Hospitality Trust, Inc.), a Maryland corporation (“Guarantor”), being guarantor of the Loan (as such term is defined in that certain Loan Modification Agreement (the “Modification Agreement”) of even date herewith by and between WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE BENEFIT OF THE HOLDERS OF COMM 2015-LC23 MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, IN SUCH CAPACITY AND ON BEHALF OF ANY RELATED SERVICED COMPANION LOAN NOTEHOLDERS (together with its successors and assigns, “Lender”), and HIT PORTFOLIO II HIL TRS, LLC, HIT PORTFOLIO II OWNER, LLC, HIT PORTFOLIO II MISC TRS, LLC, HIT PORTFOLIO II NTC OWNER, LP, HIT PORTFOLIO II NTC HIL TRS, LP, HIT PORTFOLIO II NTC TRS, LP, HIT PORTFOLIO II TRS, LLC, HIT STRATFORD, LLC and HIT TRS STRATFORD, LLC, each a Delaware limited liability company or limited partnership (individually or collectively as the context requires, “Borrower”)) pursuant to that certain Guaranty of Recourse Obligations dated as of October 6, 2015 executed by Guarantor in favor of Original Lender, and that certain Environmental Indemnity Agreement executed by Guarantor and Borrower in favor of Original Lender, as both are now held by Lender (as amended by the Modification Agreement, collectively, the “Guaranty”), hereby represents and warrants and acknowledges and agrees with Lender the following:

1.     Authority of Guarantor. Guarantor is a duly organized and validly existing corporation in good standing under the laws of the State of Maryland. Each of Jonathan P. Mehlman, the Chief Executive Officer and President of Guarantor, Bruce A. Riggins, the Chief Financial Officer and Treasurer of Guarantor, or Paul C. Hughes, the General Counsel and Secretary of Guarantor (“Guarantor Signatory”) is an officer of Guarantor. Guarantor Signatory, acting alone without the joinder of any other officers, directors or shareholders of Guarantor or any other party, has the power and authority to execute and deliver this joinder on behalf of and to duly bind Guarantor under this joinder. The execution and delivery of, and performance under, this joinder by Guarantor has been duly and properly authorized pursuant to all requisite corporate action of Guarantor and does not and will not (x) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Guarantor or Guarantor’s articles of incorporation or by-laws or any other organizational document of Guarantor or (y) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Guarantor is a party.

2.     Reaffirmation of Guaranty. The Guaranty constitutes the valid, legally binding obligation of Guarantor, enforceable against Guarantor, in accordance with its terms. Guaranty hereby acknowledges, represents and warrants that the representations and warranties contained in the Guaranty are true and correct in all material respects as of the date hereof as if made as of the date hereof, except for those that are no longer true due to facts or circumstances that occurred after the Loan Origination Date and which, in each case, do not constitute a Default or Event of Default, taking into account the terms and provisions of this Agreement. By its execution hereof, Guarantor waives and releases any and all defenses, affirmative defenses, setoffs, claims, counterclaims and causes of action of any kind or nature which any Guarantor has asserted, or might assert, against any of Lender Parties which in any way relate to or arise out of the Guaranty or any of the other Loan Documents. Guarantor consents to the execution and delivery of the Modification Agreement by Borrower and agrees and acknowledges that the liability of such Guarantor under the Guaranty shall not be diminished in any way by the execution and delivery of the Modification Agreement or by the consummation of any of the transactions contemplated thereby and that the term “Guaranteed Obligations” under the Guaranty shall include the events in Section 4.19 of the Modification Agreement and fraud or intentional misrepresentation by Borrower in the Modification Agreement.

3.     Additional Liability of Guarantor. Guarantor confirms the obligation to pay the Title Indemnification Costs under the Modification Agreement. Without limiting the terms of the Guaranty, Guarantor agrees that any failure of Borrower after an Event of Default after the Effective Date to use commercially reasonable efforts to comply with the Cooperation Covenants or any attempt by Guarantor after an Event of Default after the Effective Date to Interfere with Borrower’s compliance, with the Cooperation Covenants, in each case, which failure has not been cured within ten (10) days after written notice from Lender to Borrower and Guarantor, shall subject Guarantor to recourse for the full Debt.

4.     Joint and Several Liability. If Guarantor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

5.     Defined Terms. All terms that are used herein that are not defined herein shall have the meaning ascribed to them in the Modification Agreement.

6.     Waiver of Trial by Jury. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF GUARANTOR OR LENDER RELATING TO THE LOAN AND THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT AND THE OTHER MODIFICATION DOCUMENTS. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

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Guarantor has executed and delivered this Joinder by and Agreement of Guarantor to be effective as of the Effective Date of the Modification Agreement.

                                   GUARANTOR:

HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation

By:           /s/ Paul C. Hughes

Name: Paul C. Hughes

Title: General Counsel and Secretary